MUNIVEST
FUND, INC.








FUND LOGO








Annual Report

August 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


ASE Symbol
MVF


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIVEST FUND, INC.

The Benefits and
Risks Of
Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important
Tax Information
(unaudited)


All of the net investment income distributions paid monthly by MuniVest Fund, Inc. during its taxable year ended August 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



TO OUR SHAREHOLDERS


For the year ended August 31, 1996, the Common Stock of MuniVest Fund, Inc. earned $0.628 per share income dividends, representing a net annualized yield of 6.65%, based on a month-end per share net asset value of $9.45. Over the same period, the Fund's total investment return was +6.46%, based on a change in per share net asset value from $9.51 to $9.45, and assuming reinvestment of $0.627 per share income dividends.

For the six months ended August 31, 1996, the Common Stock of MuniVest Fund, Inc. earned $0.315 per share income dividends, representing a net annualized yield of 6.61%, based on a month-end per share net asset value of $9.45. Over the same period, the Fund's total investment return was -0.40%, based on a change in per share net asset value from $9.82 to $9.45, and assuming reinvestment of $0.314 per share income dividends.

For the six months ended August 31, 1996, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.18%; Series B, 3.24%; Series C, 3.71%; Series D, 3.73%; and Series E, 3.48%.

The Municipal Market Environment
Municipal bond yields rose over the six-month period ended August 31, 1996. Investors became increasingly alarmed that earlier forecasts of continued moderate growth were overly optimistic. As indications of stronger growth were released, particularly the strong employment reports released beginning in March, fears of associated inflationary pressures mounted and yields rose in response. By May and June, long-term municipal bond yields rose into the 6.25%--6.30% range.

However, in early July the combination of the Federal Reserve Board suggesting that growth was expected to slow later in 1996 and the temporary stock market correction allowed municipal bond yields to fall as investors scrambled to purchase relatively scarce securities. As measured by the Bond Buyer Revenue Bond Index, long-term, A-rated uninsured tax-exempt bonds yielded 6.09% at August 31, 1996, an increase of over 20 basis points (0.20%) in the last six months. Long-term US Treasury bond yields rose significantly higher over the same period. By August 31, 1996, yields on US Treasury bonds increased almost 65 basis points to end the six-month period at 7.11%.

The municipal bond market's recent outperformance as compared to its taxable counterpart was largely the result of two principal factors. First, much of the concern in the tax-exempt market regarding the potential loss of the inherent tax-advantage of the municipal bonds dissipated. For much of 1995, various tax proposals, such as the flat tax or national sales tax, were put forward either to reduce the national debt or reform the current tax system. Most of these proposals would have severely limited the tax advantages enjoyed by the municipal bond market. However, in February 1996, the Kemp Commission released its findings regarding various tax reform proposals. While noting that numerous changes should be made, no mention of curtailing or stopping municipal bonds' current favored tax status was made.

The second major factor leading to the municipal bond market's recent outperformance was the return of a more favorable technical environment. The rate of increase in new bond issuance recently slowed. Over the last 12 months, approximately $175 billion in long-term municipal securities were issued, an increase of over 25% as compared to the same period a year earlier. Much of this increase was the result of issuers seeking to refinance their existing higher-coupon debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, less than $90 billion in long-term tax-exempt securities were underwritten, an increase of 12% versus the comparable period a year earlier. Only $43 billion in tax-exempt securities were issued in the last three months, a 6% decline in issuance compared to the August 31, 1995 quarter.

At the same time investor demand remained consistently strong. With nominal new-issue yields above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-coupon bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While historically still very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
Over the last six months, we slowly shifted away from the neutral posture we adopted in late 1995 and early 1996 toward a more defensive structuring. This shift largely involved the sale of interest rate-sensitive issues and the corresponding purchase of higher-coupon, more income-oriented securities. We increased the Fund's cash reserve position at times to help preserve the Fund's principal valuation during periods of significant interest rate volatility. However, we were reluctant to raise significant cash reserves or to maintain these reserves for an extended period of time. While tax-exempt interest rates generally rose over the past six months, there were a number of episodes of declining interest rates. Continuously held large cash reserves would impede the Fund from recouping the short-term price appreciation associated with these episodes. More important, raising large cash reserves would have a significant negative impact on the Fund's yield.

In addition, much of the recent issuance was concentrated in a few larger issues which somewhat inhibited our ability to diversify the Fund's holdings. Also, given the strong investor demand noted above, much of the new bond issuance was structured in favor of individual retail investors. The resultant current coupon issues were unattractive given the Fund's current defensive strategy. The Fund's present strategy, as well as the more aggressive posture it maintained in late 1995 and early 1996, benefited its total return for the fiscal year ended August 31, 1996. Despite its present higher-than-normal cash reserve position, the Fund continued to provide its shareholders with an attractive yield for the 12 months ended August 31, 1996.

Looking ahead for the remainder of 1996, we expect to maintain the Fund's present defensive posture until a clearer consensus regarding the near-term direction of interest rates can be established. This strategy may result in some potential limiting of capital appreciation if tax-exempt bond yields fall suddenly and dramatically. However, the Fund's present posture should enable it to better preserve much of its principal valuation and maintain its attractive current dividend should municipal bond yields either remain stable or continue to rise.

In Conclusion
We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



September 26, 1996



Portfolio
Abbreviations


To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
INFLOS Inverse Floating Rate
       Municipal Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Alabama--2.9%   AAA       NR*     $ 9,740   Alabama, HFA, S/F Mortgage Revenue Bonds, Series A, 7.60%
                                            due 10/01/2022 (d)                                                  $ 10,269
                BBB       Baa1      8,750   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                            International Corporation), Series A, 7.20% due 12/01/2013             9,354
                BBB       Baa1      5,000   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                            (Champion International Corporation Project), AMT, 7% due
                                            6/01/2022                                                              5,160

Alaska--4.0%                                North Slope Boro, Alaska, GO, UT, Series B (c):
                AAA       Aaa       6,000     5.10%** due 1/01/2002                                                4,577
                AAA       Aaa       6,000     5.20%** due 1/01/2003                                                4,323
                AA        Aa3      23,250   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                            (Sohio Pipeline--BP Oil), 7.125% due 12/01/2025                       25,438

California--    A1+       NR*         400   California, Pollution Control Financing Authority, PCR,
1.4%                                        Refunding (Pacific Gas and Electric), VRDN, Series C,
                                            3.35% due 11/01/2026 (g)                                                 400
                AA        Aa        7,000   California State,  Department of Water Resources Revenue
                                            Bonds (Central Valley Project--Water Systems), Series P,
                                            6.50% due 12/01/2018                                                   7,439
                NR*       Aa        3,315   University of California, COP (UCLA Central Chiller/Cogeneration),
                                            10.75% due 11/01/1999                                                  3,902

Colorado--2.8%                              Denver, Colorado, City and County Airport Revenue Bonds:
                BBB       Baa      11,150     AMT, Series C, 6.75% due 11/15/2013                                 11,445
                BBB       Baa       1,905     AMT, Series C, 6.75% due 11/15/2022                                  1,946
                AAA       NR*       1,850     Series A, 7.25% due 11/15/2002 (a)                                   2,104
                BBB       Baa       5,490     Series A, 7.25% due 11/15/2025                                       6,089
                AAA       NR*         980   El Paso County, Colorado, S/F Mortgage Revenue Bonds, AMT,
                                            Series A, 8% due 9/01/2022 (d)                                         1,030
                NR*       A         1,335   Larimer County, Colorado, COP (Poudre School District No. R-1),
                                            10% due 12/01/2000                                                     1,604

Connecticut--   A1+       VMIG1++     100   Connecticut State Development Authority, PCR, Refunding
0.0%                                        (Western Massachusetts Electric Co.), VRDN, Series A, 3.45%
                                            due 9/01/2028 (g)                                                        100

Delaware--0.5%  AAA       Aaa       3,630   Delaware Transporation Authority, Transporation System Senior
                                            Revenue Bonds, 7% due 7/01/2014 (f)                                    4,067

Florida--1.2%   NR*       Aaa       9,535   Florida, HFA, Home Ownership Revenue Bonds, AMT, Series G-1,
                                            7.90% due 3/01/2022 (d)                                               10,042
                NR*       VMIG1++     100   Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN,
                                            3.60% due 10/01/2011 (g)                                                 100

Georgia--6.2%   A         A         5,000   Georgia Municipal Electric Authority, Power Revenue Refunding
                                            Bonds, Series V, 6.60% due 1/01/2018                                   5,358
                                            Georgia Municipal Electric Authority, Special Obligation Bonds:
                A         A         4,850     (3rd Crossover Series), Series W, 6.60% due 1/01/2018                5,209
                A+        A        12,940     (5th Crossover Series), Project One, 6.50% due 1/01/2017            13,709
                                            Georgia State, GO, Series F:
                AA+       Aaa       8,900     6.50% due 12/01/2006                                                 9,915
                AA+       Aaa       7,000     6.50% due 12/01/2007                                                 7,811
                AA+       Aa        1,550   Georgia State, HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series
                                            A-2, 6.55% due 12/01/2027                                              1,574
                AA-       A1        3,725   Metropolitan Atlanta, Rapid Transit Authority, Sales Tax
                                            Revenue Bonds, Series O, 6.55% due 7/01/2020                           3,913
                A+        A3        4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                            (Oglethorpe Power Scherer), Series A, 6.80% due 1/01/2011              5,290

Hawaii--0.4%    AA+       NR*       3,500   Hawaii State Department of Budget and Finance, Special Purpose
                                            Mortgage Revenue Bonds (Citizens Utility Company), Series 91-A,
                                            6.66% due 11/01/2021                                                   3,624

Idaho--1.1%     A+        Aaa       3,325   Idaho Falls, Idaho, Refunding, GO, UT, 9.10% due 4/01/2003 (a)         4,170
                NR*       Aaa       5,000   Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series
                                            E-2, 6.90% due 1/01/2027                                               5,191

Illinois--      AAA       Aaa      14,700   Chicago, Illinois, GO, Series A-1, 5.125% due 1/01/2025 (h)           12,956
10.7%           AAA       Aaa       4,700   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, 7.10% due
                                            1/01/2001 (a)(h)                                                       5,208
                AAA       Aaa       8,000   Chicago, Illinois, Wastewater Transmission Revenue Refunding
                                            Bonds, 5.125% due 1/01/2025 (f)                                        7,051
                AAA       Aaa      16,750   Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2020 (f)         14,626
                AAA       Aaa       2,500   Cook County, Illinois, COP (Community College--District No.
                                            508), UT, 8.75% due 1/01/2004 (f)                                      3,040
                BBB       Baa2      7,000   Illinois Development Finance Authority, PCR, Refunding
                                            (Commonwealth Edison Company Project), 7.25% due 6/01/2011             7,507
                                            Illinois Educational Facilities Authority Revenue Bonds:
                NR*       NR*       2,500     (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)        2,841
                A+        A1        2,000     Refunding (Loyola University--Chicago), Series A, 7.125% due
                                              7/01/2021                                                            2,154
                                            Illinois, HDA, Revenue Bonds (M/F Housing Program):
                A+        A1        1,945     Refunding, Series A, 7.375% due 7/01/2017                            2,084
                A+        A1        7,000     Series 5, 6.75% due 9/01/2023                                        7,163
                                            Illinois Health Facilities Authority Revenue Bonds:
                NR*       Baa1      2,650     (Holy Cross Hospital Project), 6.70% due 3/01/2014                   2,651
                NR*       Baa1      2,205     (Ravenswood Hospital Medical Center), 6.85% due 6/01/2012            2,231
                NR*       Baa1      7,375     (Ravenswood Hospital Medical Center), 6.90% due 6/01/2022            7,397
                BBB       NR*       2,500   Lansing, Illinois, Tax Increment Revenue Refunding
                                            Bonds (Sales Tax--Landings Redevelopment), 7% due 12/01/2008           2,712
                                            Regional Transportation Authority, Illinois, Revenue Bonds:
                AAA       Aaa       3,500     Series A, 7.20% due 11/01/2020 (h)                                   4,097
                AAA       Aaa       4,000     UT, Series C, 7.75% due 6/01/2020 (f)                                4,974
                AAA       Aaa       2,500     UT, Series C, 7.10% due 6/01/2025 (f)                                2,813

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Indiana--7.3%   A         NR*     $ 5,250   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                            Series A, 6.75% due 2/01/2017                                       $  5,698
                NR*       Aaa       5,290   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                            Series A, 6.80% due 1/01/2017                                          5,477
                NR*       A         6,000   Indiana Transportation Finance Authority, Airport Facilities
                                            Lease Revenue Bonds(United Air), Series A, 6.75% due 11/01/2011        6,291
                A+        A1        7,195   Indiana Transportation Finance Authority, Highway Revenue
                                            Bonds, Series A, 6.80% due 12/01/2016                                  8,036
                                            Indianapolis, Indiana, Local Public Improvement Bond Bank
                                            Revenue Refunding Bonds:
                A+        NR*      15,335     Series D, 6.75% due 2/01/2014                                       16,882
                A+        NR*      18,350     Series O, 6.75% due 2/01/2020                                       19,560

Iowa--0.4%      NR*       Aaa       3,600   Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                            Series A, 7.90% due 11/01/2022 (d)                                     3,770

Kentucky--0.5%  AA-       Aa3       3,900   Boone County, Kentucky, PCR, Refunding (Dayton Power & Light
                                            Co.), Series A, 6.50% due 11/15/2022                                   4,037

Louisiana--     NR*       VMIG1++     800   Calcasieu Parish Inc., Louisiana, IDB, Environmental Revenue
2.0%                                        Bonds (Citgo Petroleum Corp. Project), VRDN, AMT, 3.70% due
                                            12/01/2024 (g)                                                           800
                A-        A3        4,000   De Soto Parish, Louisiana, Environmental Improvement Revenue
                                            Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                            6.55% due 4/01/2019                                                    4,097
                NR*       Baa2      3,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                            Facilities Revenue Refunding Bonds (Trunkline Long Company
                                            Project), 7.75% due 8/15/2022                                          3,354
                A-        A1        5,000   Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                            University), 6.625% due 11/15/2021                                     5,303
                A1+       VMIG1++   3,700   Saint Charles Parish, Louisiana, PCR (Shell Oil Company--Norco
                                            Project), VRDN, AMT, 3.65% due 11/01/2021 (g)                          3,700

Massachusetts-- AAA       Aaa       2,035   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
7.9%                                        Series A, 9.25% due 1/01/2011 (b)                                      2,695
                                            Massachusetts Bay Transportation Authority Revenue Bonds
                                            (Massachusetts General Transportation Systems):
                A+        A1        3,010     Refunding, Series A, UT, 7% due 3/01/2019                            3,457
                A+        A1        7,500     Series C, 6.10% due 3/01/2023                                        7,540
                                            Massachusetts State, HFA (Residential Development)(e):
                AAA       Aaa       3,375     Series A, 6.90% due 11/15/2024                                       3,505
                AAA       Aaa       2,360     Series D, Section 8, 6.875% due 11/15/2021                           2,456
                AAA       Aaa       7,300   Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds, 6.70% due 8/15/2021 (i)                                 7,744
                A         A        37,130   Massachusetts State Water Resource Authority, Series A, 6.50%
                                            due 7/15/2019                                                         39,953

Michigan--      AAA       Aaa       2,085   Detroit, Michigan, Sewage Disposal Revenue Refunding Bonds,
10.5%                                       Series B, 5.25% due 7/01/2021 (c)                                      1,902
                AAA       Aaa       6,000   Detroit, Michigan, Water Supply Systems, Revenue Refunding
                                            Bonds, 5% due 7/01/2023 (f)                                            5,247
                AAA       Aaa       2,700   Flat Rock, Michigan, Community School District, UT, Series 95,
                                            5.25% due 5/01/2021 (c)                                                2,480
                AAA       Aaa       2,000   Grand Ledge, Michigan, Public Schools District, UT, 7.875% due
                                            5/01/2004 (a)(c)                                                       2,397
                AAA       Aaa       5,000   Kent Hospital Financial Authority, Michigan, Health Care Revenue
                                            Bonds(Butterworth Health Systems), Series A, 5.625% due
                                            1/15/2026 (c)                                                          4,782
                BBB       NR*       4,385   LaPeer, Michigan, Economic Development Corporation, Limited
                                            Obligation Revenue Bonds (LaPeer Health Services Project), 8.50%
                                            due 2/01/2000 (a)                                                      4,984
                AA+       NR*      10,915   Michigan State, HDA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                            Series D, 6.85% due 6/01/2026                                         11,262
                                            Michigan State Hospital Finance Authority Revenue Bonds:
                NR*       Aaa       2,000     (McLaren Obligated Group), Series A, 7.50% due 9/15/2001 (a)         2,276
                A         A         3,250     Refunding (Detroit Medical Center Obligation Group), Series A,
                                              6.25% due 8/15/2013                                                  3,290
                A         A         7,930     Refunding (Detroit Medical Center Obligation Group), Series A,
                                              6.50% due 8/15/2018                                                  8,135
                AA        Aa        8,500     Refunding (Henry Ford Health Systems), Series A, 5.25% due
                                              11/15/2020                                                           7,681
                AA        Aa       15,000     Refunding (Henry Ford Health Systems), Series A, 5.25% due
                                              11/15/2025                                                          13,400
                NR*       VMIG1++     100     Refunding (Mount Clemens Hospital), VRDN, 3.50% due 8/15/2015 (g)      100
                AAA       Aaa       2,880     (Saint John Hospital and Medical Center), Series A, 5.25% due
                                               5/15/2026 (h)                                                       2,604
                A         Aaa       2,000     (Sisters of Mercy Health Corp.), Series J, 7.375% due 2/15/2001 (a)  2,244
                                            Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
                                            VRDN (g):
                A1+       P1        3,700     Refunding (Detroit Edison Co. Projects), Series CC, 3.55% due
                                              9/01/2030                                                            3,700
                A1+       VMIG1++     100     (United Waste Systems, Inc. Project), AMT, 3.60% due 4/01/2010         100
                AAA       Aaa       3,000   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds(Detroit Edison Co. Plantation Project), 6.875%
                                            due 12/01/2021 (f)                                                     3,272
                                            Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
                AA-       Aa        2,500     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due
                                              1/01/2019                                                            2,623
                AA        Aa        5,750     (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (a)       6,284
                AAA       Aaa       1,000   Sandusky, Michigan, Community School District, Refunding Bonds,
                                            UT, 5.25% due 5/01/2021 (h)                                              918

Minnesota--                                 Minnesota State, HFA, S/F Mortgage Revenue Bonds:
2.7%            AA+       Aa        3,720     AMT, Series L, 6.70% due 7/01/2020                                   3,808
                AA+       Aa        5,840     AMT, Series M, 6.70% due 7/01/2026                                   5,978
                AA+       Aa        4,215     Series H, 6.70% due 1/01/2018                                        4,389
                AA+       Aa        2,000     Series Q, 6.70% due 1/01/2017                                        2,083
                AA-       A1          500   Red Wing, Minnesota, PCR (Northern States Power Company Project),
                                            VRDN, 3.55% due 3/01/2011 (g)                                            500
                BBB       Baa1      5,700   Sartell, Minnesota, PCR, Refunding (Champion International Corp.),
                                            6.95% due 10/01/2012                                                   5,980

Missouri--0.3%  AAA       Aaa       2,600   Missouri State Regional Convention and Sports Complex Authority,
                                            Series A, 6.90% due 8/15/2003 (a)                                      2,897

Nebraska--0.5%  AAA       Aaa       2,065   Nebraska Investment Finance Authority, S/F Mortgage Revenue Bonds,
                                            AMT, Series 1, 8.125% due 8/15/2038 (c)(d)                             2,165
                AAA       Aaa       1,900   Nebraska Public Power District Revenue Bonds, Series A, 5.25% due
                                            1/01/2022 (c)                                                          1,753

Nevada--1.9%    AAA       Aaa       3,000   Clark County, Nevada, Sanitation District, Series A, 6.80% due
                                            7/01/2002 (a)                                                          3,326
                AAA       Aaa       5,000   Clark County, Nevada, School District GO, 6.75% due 12/15/2004
                                            (a)(f)                                                                 5,610
                                            Nevada State Housing Division, Housing Revenue Bonds:
                AAA       NR*       1,235     (Multi-Unit), AMT, Issue B, 7.45% due 10/01/2017 (e)                 1,318
                NR*       Aa        2,455     (S/F Program), AMT, Series A, 6.55% due 10/01/2012                   2,504
                AAA       Aaa       3,150     (S/F Program), AMT, Series E, 7% due 10/01/2019                      3,284


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
New Jersey--    AAA       Aaa     $ 3,000   New Jersey State Housing and Mortgage Finance Agency Revenue
0.4%                                        Bonds (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (c)         $  3,139

New Mexico--    A1+       P1        1,700   Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.55% due
0.2%                                        12/01/2015 (g)                                                         1,700

New York--                                  New York City, New York, GO, UT:
6.6%            BBB+      Baa1      4,500     Series B, 7% due 6/01/2016                                           4,698
                BBB+      Baa1      1,500     Series B, Sub-Series B-1, 7% due 8/15/2016                           1,570
                BBB+      Baa1      4,000     Series B, Sub-Series B-1, 7.25% due 8/15/2019                        4,314
                BBB+      Baa1      5,000     Series D, 9.50% due 8/01/2002                                        5,873
                BBB+      Baa1      6,290     Series F, 8.10% due 11/15/1999                                       6,874
                BBB+      Baa1      1,610     Series I, 7.50% due 8/15/2002                                        1,713
                BBB+      Baa1      5,450     Series I, 7.50% due 8/15/2005                                        5,844
                A1        VMIG1++   1,500     VRDN, Sub-Series A-4, 3.55% due 8/01/2022 (g)                        1,500
                A1+       NR*       1,000   New York City, New York, IDA, IDR (Japan Airlines Company
                                            Ltd. Project), VRDN, AMT,3.60% due 11/01/2015 (g)                      1,000
                BBB       Aaa       5,150   New York State, HFA, Service Contract Obligation Revenue Bonds,
                                            Series A, 7.80% due 3/15/2001 (a)                                      5,901
                A         A        13,000   New York State Local Government Assistance Corporation Revenue
                                            Bonds, Series C, 7% due 4/01/2010                                     14,266
                AA-       A1        2,750   Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, 76th Series, AMT, 6.50% due 11/01/2026                          2,851

North Carolina  A1+       NR*       3,700   Raleigh--Durham, North Carolina, Airport Authority, Special
--0.5%                                      Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                            Series A, 3.55% due 11/01/2015 (g)                                     3,700

Ohio--3.3%                                  Ohio, HFA, S/F Mortgage Revenue Bonds, AMT (d):
                AAA       NR*      10,525     Series A, 7.65% due 3/01/2029                                       11,027
                AAA       Aaa       8,135     Series B, 6.903% due 3/31/2031                                       8,349
                AAA       NR*       4,275     Series C, 8.125% due 3/01/2020                                       4,501
                AAA       NR*       4,335     Series C, 7.85% due 9/01/2021                                        4,563

Pennsylvania--  AAA       Aaa       5,000   Allegheny County, Pennsylvania, Hospital Development Authority,
4.2%                                        Health Center Revenue Bonds (University of Pittsburgh Medical
                                            Center System), 5.375% due 12/01/2025 (c)                              4,616
                AA-       Aa3       5,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Resource Recovery Project), Series A, 8.10% due 12/01/2013            5,207
                                            Pennsylvania, HFA, S/F Mortgage Revenue Bonds, AMT:
                AA+       Aa        5,720     Series R, 8.125% due 10/01/2019                                      5,754
                AA+       Aa        4,890     Series U, 7.80% due 10/01/2020                                       5,132
                NR*       Aaa       3,965   Pennsylvania Intergovernmental Cooperative Authority, Special
                                            Tax Revenue Bonds (City of Philadelphia Funding Program), 6.80%
                                            due 6/15/2002 (a)                                                      4,374
                AAA       Aaa      10,000   Pennsylvania State Higher Educational Assistance Agency,
                                            Student Loan Revenue Bonds, AMT, RIB, 9.774% due 9/03/2026 (h)(j)     11,125

Rhode Island--  AA+       A1        6,000   Rhode Island Housing and Mortgage Finance Corporation, INFLOS,
1.5%                                        AMT, Series B, 10.291% due 4/01/2024 (j)                               6,375
                AAA       Aaa       6,000   Rhode Island State Health and Educational Building Corporation
                                            Revenue Bonds (Rhode Island Hospital), 6.85% due 8/15/2021 (f)         6,384

South Carolina  AAA       Aaa       2,045   Richland County, South Carolina, Hospital Facilities Revenue
--0.3%                                      Refunding Bonds(South Carolina Baptist Hospital), Series B, 10%
                                            due 8/01/2001 (h)                                                      2,514

Texas--7.5%     AAA       Aaa       6,000   Austin, Texas, Utility System Revenue Bonds (Prior Lien), Series
                                            A, 9.50% due 5/15/2000 (a)                                             6,980
                AAA       Aaa       3,040   Copperas Cove, Texas, Independent School District, GO, UT, 6.90%
                                            due 8/15/2004 (a)                                                      3,429
                AA-       Aa3       6,250   Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste
                                            Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and
                                            Company Project), AMT, 6.40% due 4/01/2026                             6,381
                BBB       Baa1      4,000   Gulf Coast, Texas, IDA, Revenue Refunding Bonds (Champion
                                            International Corp.), 7.125% due 4/01/2010                             4,244
                NR*       VMIG1++   2,200   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (CITGO
                                            Petroleum Corp. Project), VRDN, AMT, 3.70% due 5/01/2025 (g)           2,200
                                            Gulf Coast, Texas, Waste Disposal Authority, Solid Waste Disposal
                                            Revenue Bonds (Amoco Oil Co. Project), VRDN, AMT (g):
                A1+       VMIG1++     100     3.65% due 8/01/2023                                                    100
                A1+       VMIG1++   2,300     Refunding, 3.65% due 7/01/2027                                       2,300
                AA        Aa        2,400   Harris County, Texas, Certificates of Obligation, Tax and Revenue
                                            Bonds, 10% due 10/01/2002                                              3,047
                                            Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds:
                AAA       Aaa       1,485     (Hermann Hospital Project), 6.375% due 10/01/2024 (c)                1,540
                A-        A         3,500     (Memorial Hospital Systems Project), Series A, 6.60% due
                                              6/01/2014                                                            3,603
                A-        A         2,500     (Memorial Hospital Systems Project), Series A, 6.625% due
                                              6/01/2024                                                            2,558
                AA        Aa        5,290     (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due
                                              2/15/2012                                                            5,502
                A+        A2        2,500   Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                            (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026             2,527
                AA        Aa       11,400   North Central, Texas, Health Facility Development Corporation
                                            Revenue Bonds(Baylor University Medical Center), Series A, 6.85%
                                            due 5/15/2001 (a)                                                     12,579
                AA        Aa        3,500   Texas State, Refunding (Veterans' Land), UT, 6.50% due 12/01/2021      3,635
                A1+       Aa3       3,200   West Side Calhoun County, Texas, Navigation District, Sewer and
                                            Solid Waste Disposal Revenue Bonds (BP Chemicals Inc. Project),
                                            VRDN, AMT, 3.70% due 4/01/2031 (g)                                     3,200

Utah--0.5%      AA-       Aa        3,150   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                                            Series B, 7% due 7/01/2021                                             3,349
                NR*       P1          700   Salt Lake County, Utah, PCR, Refunding (Service Station Holdings
                                            Project), VRDN, 3.55% due 2/01/2008 (g)                                  700

Virginia--2.1%                              Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                AA+       NR*       2,950     AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                   2,998
                AA+       Aa1      10,000     Series H, 6.85% due 7/01/2014                                       10,466
                AA+       Aa1       4,400     Series J, Sub-Series J-2, 6.75% due 7/01/2017                        4,572

Washington--                                Washington State Housing Finance Commission, S/F Mortgage Revenue
5.2%                                        Refunding Bonds (d):
                AAA       NR*       7,795     Series A, 7.70% due 7/01/2016                                        8,233
                AAA       NR*       2,395     Series D, 6.95% due 7/01/2017 (e)                                    2,491
                                            Washington State Public Power Supply System, Revenue Refunding
                                            Bonds:
                AA-       Aa1       3,000     (Nuclear Project No. 1), Series A, 7% due 7/01/2008                  3,368
                AA-       Aa1       5,000     (Nuclear Project No. 1), Series A, 6.875% due 7/01/2017              5,299
                AA-       Aa1       5,000     (Nuclear Project No. 1), Series B, 7.25% due 7/01/2009               5,688
                AA-       Aa1      14,320     (Nuclear Project No. 1), Series B, 7.125% due 7/01/2016             16,047
                AA-       Aa1       2,500     (Nuclear Project No. 2), Series B, 7% due 7/01/2012                  2,676


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Wisconsin--     NR*       A       $ 4,000   Wisconsin State Health and Educational Facilities Authority,
0.5%                                        Revenue Refunding Bonds (Saint Claire Hospital Project), 7%
                                            due 2/15/2011                                                       $  4,206

Wyoming--1.2%   BBB       Baa2      7,475   Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                            Bonds (FMC Corp.Project), AMT, Series B, 6.90% due 9/01/2024           7,728
                AA        Aa        2,500   Wyoming Community Development Authority, S/F Mortgage Revenue
                                            Bonds, AMT, Series H,7.10% due 6/01/2012                               2,619

                Total Investments (Cost--$814,005)--99.2%                                                        845,418

                Other Assets Less Liabilities--0.8%                                                                7,122
                                                                                                                --------
                Net Assets--100.0%                                                                              $852,540
                                                                                                                ========

                (a)Prerefunded.
                (b)Escrowed to maturity.
                (c)MBIA Insured.
                (d)GNMA Collateralized.
                (e)FNMA Collateralized.
                (f)FGIC Insured.
                (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
                (h)AMBAC Insured.
                (i)FSA Insured.
                (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1996.
                  *Not Rated.
                 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1996
Assets:             Investments, at value (identified cost--$814,004,863)(Note 1a)                          $845,418,187
                    Cash                                                                                          42,950
                    Receivables:
                      Interest                                                             $ 12,494,455
                      Securities sold                                                           470,000       12,964,455
                                                                                           ------------
                    Prepaid expenses and other assets                                                             20,085
                                                                                                            ------------
                    Total assets                                                                             858,445,677
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,503,558
                      Dividends to Common Stock shareholders (Note 1e)                          843,989
                      Investment adviser (Note 2)                                               353,508        5,701,055
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       204,457
                                                                                                            ------------
                    Total liabilities                                                                          5,905,512
                                                                                                            ------------

Net Assets:         Net assets                                                                              $852,540,165
                                                                                                            ============

Capital:            Preferred Stock, par value $.025 per share; 10,000,000 shares authorized (11,000 shares of AMPS* issued and outstanding, at
                    $25,000 per share liquidation preference) (Note 4)                                      $275,000,000
                    Common Stock, par value $.10 per share; 150,000,000 shares
                    authorized; 61,123,140 shares issued and outstanding (Note 4)          $  6,112,314
                    Paid-in capital in excess of par                                        563,529,671
                    Undistributed investment income--net                                      6,527,951
                    Accumulated realized capital losses on investments--net (Note 5)        (27,742,376)
                    Accumulated distributions in excess of realized capital gains--
                    net (Note 1e)                                                            (2,300,719)
                    Unrealized appreciation on investments--net                              31,413,324
                                                                                           ------------
                    Total--Equivalent to $9.45 net asset value per share of Common
                    Stock (market price--$9.125)                                                             577,540,165
                                                                                                            ------------
                    Total capital                                                                           $852,540,165
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Year Ended August 31, 1996
Investment          Interest and amortization of premium and discount earned                                    $ 53,659,362
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  4,303,700
                    Commission fees (Note 4)                                                    695,760
                    Accounting services (Note 2)                                                143,849
                    Transfer agent fees                                                         122,395
                    Professional fees                                                            89,188
                    Custodian fees                                                               57,517
                    Printing and shareholder reports                                             52,740
                    Directors' fees and expenses                                                 32,519
                    Pricing fees                                                                 25,139
                    Listing fees                                                                 15,125
                    Other                                                                        21,330
                                                                                           ------------
                    Total expenses                                                                             5,559,262
                                                                                                            ------------
                    Investment income--net                                                                    48,100,100
                                                                                                            ------------

Realized & Unreal-  Realized loss on investments--net                                                         (4,368,437)
ized Gain (Loss) on Change in unrealized appreciation on investments--net                                        793,429
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 44,525,092
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended August 31,
                    Increase (Decrease) in Net Assets:                                        1996             1995
Operations:         Investment income--net                                                 $ 48,100,100     $ 49,422,296
                    Realized loss on investments--net                                        (4,368,437)     (23,373,939)
                    Change in unrealized appreciation on investments--net                       793,429       29,954,817
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     44,525,092       56,003,174
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (38,311,006)     (38,887,886)
Shareholders          Preferred Stock                                                        (9,884,670)     (10,565,338)
(Note 1e):          Realized gain on investments--net, to Common Stock shareholders                  --       (7,718,708)
                    In excess of realized gain on investments--net, to Common
                    Stock shareholders                                                               --       (2,300,719)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (48,195,676)     (59,472,651)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (3,670,584)      (3,469,477)
                    Beginning of year                                                       856,210,749      859,680,226
                                                                                           ------------     ------------
                    End of year*                                                           $852,540,165     $856,210,749
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  6,527,951     $  6,623,527
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.
                                                                                   For the Year Ended August 31,
                    Increase (Decrease) in Net Asset Value:              1996        1995     1994      1993       1992
Per Share           Net asset value, beginning of year                $   9.51   $   9.57  $  10.65  $  10.19   $   9.76
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .79        .81       .84       .92        .97
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.06)       .10      (.78)      .69        .58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .73        .91       .06      1.61       1.55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.63)      (.64)     (.70)     (.78)      (.79)
                      Realized gain on investments--net                     --       (.12)     (.32)     (.25)      (.16)
                      In excess of realized gain on investments
                      --net                                                 --       (.04)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.63)      (.80)    (1.02)    (1.03)      (.95)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders
                      from investment income--net                         (.16)      (.17)     (.12)     (.12)      (.17)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.45   $   9.51  $   9.57  $  10.65   $  10.19
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  9.125   $  8.563  $   8.50  $  11.25   $  11.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     14.18%     10.88%   (16.29%)   10.39%     20.39%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   6.46%      9.38%     (.44%)   15.38%     14.52%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .64%       .66%      .64%      .65%       .65%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.57%      5.91%     5.76%     6.17%      6.58%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $577,540   $581,211  $584,680  $642,530   $601,049
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $275,000   $275,000  $275,000  $275,000   $275,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  69.87%     71.95%   100.92%    73.38%    112.10%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,100   $  3,113  $  3,126  $  3,336   $  3,186
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    895   $    922  $    633  $    633   $    878
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    903   $    946  $    637  $    642   $    882
Outstanding:++                                                        ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    900   $    947  $    644  $    624   $    861
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    901   $  1,014  $    633  $    644   $    915
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    895   $    968  $    626  $    636   $    884
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a four-for-one stock split on December 1, 1994.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes---It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and/or post-October losses.

2. Investment Advisory Agreement and Transactions
With Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $582,648,391 and $593,402,580, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $    802,977    $31,413,324
Short-term investments                 16,405             --
Financial futures contracts        (5,187,819)            --
                                 ------------    -----------
Total                            $ (4,368,437)   $31,413,324
                                 ============    ===========

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $30,794,222, of which $33,111,809 related to appreciated securities and $2,317,587 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $814,623,965.

4. Capital Stock Transactions:
Common Stock
At August 31, 1996, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the year ended August 31, 1996 shares issued and outstanding remained constant at 61,123,140. At August 31, 1996, total paid-in capital amounted to $569,641,985.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares or Preferred Stock having a par value of $.025 per share. The yields in effect at August 31, 1996 were as follows:
Series A, 3.365%; Series B, 3.45%; Series C, 3.32%; Series D, 3.447%; and Series E, 3.30%.

As of August 31, 1996, there were 11,000 AMPS shares issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the year ended August 31, 1996, MLPF&S, an affiliate of FAM, received $348,646 as commissions.

5. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $16,956,000, of which $5,672,000 expires in 2003 and $11,284,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On September 6, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.053129 per share, payable on September 27, 1996 to shareholders of record as of September 17, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniVest Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 30, 1996
</AUDIT-REPORT>